UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

SJ ELECTRONICS, INC.

(Exact name of Registrant as specified in charter)

Nevada	00052284	87-0530644
(State of Incorporation)	(Commission File No.)	(IRS Employer
		Identification Number)

5F, No.166, Sinhu 2nd Road
Neihu District, Taipei City
Taiwan
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-8862-8791-8838

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note

On April 23, 2008 SJ Electronics, Inc. (formerly Acheron, Inc.) (the “Company”) filed a Current Report on Form 8-K to issue its financial statements for the years ended December 31, 2007 and 2006. The Company has recently restated these previously issued financial statements, as a result of an internal review during which the Company determined that it incorrectly calculated its foreign exchange gain (loss) and incorrectly reflected a related party liability as a contribution to capital. The restated financial statements for the years ended December 31, 2007 and 2006 are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

Exhibit 99.1	The auditor report and the consolidated financial statements of the Company for the fiscal years ended December 31, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJ Electronics, Inc.

August 6, 2008	By:	/s/ Agatha Shen
Agatha Shen
Chairman and CFO